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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential,for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive  Additional  Materials
|X|  Soliciting Material Pursuant to ss.240.14a-12


                       Digital Courier Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)  Total fee paid:

--------------------------------------------------------------------------------


|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)  Filing Party:

--------------------------------------------------------------------------------

     4)  Date Filed:

--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                      January 15, 2002 (December 31, 2001)
                      ------------------------------------
                Date of Report (Date of Earliest Event Reported)

                       DIGITAL COURIER TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-20771                 87-0461586
         --------                       -------                 ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


           348 East 6400 South, Suite 220, Salt Lake City, Utah 95035
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (801) 266-5390
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address if Changed Since Last Report)

Item 1.  Changes in Control of Registrant

         On  December  31,  2001,  the  Company  issued  one  share of  Series B
Preferred Stock to Becky Takeda, John Hanlon, James Condon, and Evan Levine, each a current member of the Company's Board of Directors, at a purchase price of $1.00 per share. The terms of the Series B Preferred Stock allow the holders, voting as one class, to elect 4 directors at each annual or special meeting at which directors are elected, or pursuant to any election of directors by written consent of the shareholders. A Series B director may be removed by a majority of the then serving directors with or without cause. If a Series B director is removed from the Board of Directors, voluntarily or otherwise, the Series B Preferred Stock held by such Series B director shall automatically convert into shares of common stock.

         The Series B Preferred Stock rights may be amended or repealed by any of the following: (i) a vote of at least 70% of the Company's shareholders voting at a meeting with a record date on or prior to February 15, 2002, (ii) a vote of at least 60% of the Company's shareholders voting at a meeting with a record date after February 15, 2002, (iii) approval of at least 80% of shareholders of the Company acting by written consent, or (iv) unanimous approval (by vote or written consent) of the Series B Preferred shareholders voting as one class. The voting rights of the Series B Preferred Stock terminate automatically on June 30, 2003. To date, the Series B shareholders have not voted their Series B stock in favor of any directors.

         To the  Company's  knowledge,  each of the  board  members  to whom the
Company  issues  Series  B  Preferred  Stock  beneficially  owns,   directly  or
indirectly, less than 1% of the voting securities of the Company.

         On  January  3,  2002,   the   registrant   issued  the  press  release
incorporated by reference herein as Exhibit 99.

         In connection with the above-described transactions, Digital Courier Technologies, Inc. intends to file a proxy statement and other materials with the Securities and Exchange Commission. Security holders are urged to read the proxy statement and these other materials when they become available because they will contain important information. Security holders may obtain a free copy of the proxy statement and these other materials when they become available, as well as other materials filed with the Securities and Exchange Commission concerning Digital Courier Technologies, Inc., at the Securities and Exchange Commission's web site at http://www.sec.gov. Security holders of Digital Courier Technologies, Inc. may also obtain for free the proxy statement and other documents filed by Digital Courier Technologies, Inc. with the Securities and Exchange Commission in connection with the above-described transactions by directing a request to Evan Levine, Interim Chief Executive Officer, Digital Courier Technologies, Inc., 348 East 6400 South, Suite 220, Salt Lake City, Utah 84107 telephone: (801) 266-5390.

         Digital Courier Technologies, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Digital Courier Technologies, Inc. stockholders with respect to the upcoming annual meeting of stockholders. Information regarding these directors and executive officers, including their ownership of Digital Courier Technologies, Inc. common stock, will be contained in Digital Courier Technologies, Inc.'s definitive proxy statement relating to the meeting.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2002         DIGITAL COURIER TECHNOLOGIES, INC.

                                By: /s/ John J. Hanlon
                                ----------------------
                                        John J. Hanlon
                                        President and Chief Financial Officer




                                  Exhibit Index
                                  -------------

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

99 Text of press release dated January 3, 2002 announcing sale of Series B Preferred Stock to Current Board Members

EXHIBIT 99


                      DCTI ISSUES SERIES B PREFERRED STOCK

         Salt Lake City, Utah - January 3, 2002--Digital Courier Technologies, Inc. (OTC: DCTI) announced today that it has issued one share of Series B Preferred Stock to each current member of the Board of Directors. The issuance of the Series B Preferred Stock is intended to create a mechanism whereby the Company's shareholders are assured a fair process for electing members to the Company's Board, including an opportunity to review accurate and fair proxy solicitations. The terms of the Series B Preferred Stock allow the holders, voting as one class, to elect 4 directors at each annual or special meeting at which directors are elected, or pursuant to any election of directors by written consent of the shareholders. A Series B director may be removed by a majority of the then serving directors with or without cause. The Series B Preferred Stock rights may be amended or repealed by any of the following: a vote of at least 70% of the Company's shareholders voting at a meeting with a record date on or prior to February 15, 2002, a vote of at least 60% of the Company's shareholders voting at a meeting with a record date after February 15, 2002, approval of at least 80% of shareholders of the Company acting by written consent, or unanimous approval (by vote or written consent) of the Series B Preferred shareholders voting as one class. The voting rights of the Series B Preferred Stock terminate automatically on June 30, 2003.

         About DCTI

         DCTI is at the forefront of Internet payment technology. A recognized specialist in risk management and fraud control, DCTI provides secure, reliable, and fully integrated payment software and systems for Internet merchants, financial institutions, and merchant service providers. Payment features of the DCTI system include advanced validation, fraud screening, payment authorization, settlement, and real-time reporting. DCTI's notable client base and affiliations include U.S. and international banks and merchants and ongoing development partnerships with industry leaders such as Equifax, Global Payments, and TSAI. For more information, please visit www.dcti.com.

         Investor Contact for DCTI:

         John Hanlon, President and Chief Financial Officer, DCTI, (801) 266-5390 ext. 211

         In connection with the above-described transactions, Digital Courier Technologies, Inc. intends to file a proxy statement and other materials with the Securities and Exchange Commission. Security holders are urged to read the proxy statement and these other materials when they become available because they will contain important information. Security holders may obtain a free copy of the proxy statement and these other materials when they become available, as well as other materials filed with the Securities and Exchange Commission concerning Digital Courier Technologies, Inc., at the Securities and Exchange Commission's web site at http://www.sec.gov. Security holders of Digital Courier Technologies, Inc. may also obtain for free the proxy statement and other documents filed by Digital Courier Technologies, Inc. with the Securities and Exchange Commission in connection with the above-described transactions by directing a request to Evan Levine, Interim Chief Executive Officer, Digital Courier Technologies, Inc., 348 East 6400 South, Suite 220, Salt Lake City, Utah 84107 telephone: (801) 266-5390.

         Digital Courier Technologies, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Digital Courier Technologies, Inc. stockholders with respect to the upcoming annual meeting of stockholders. Information regarding these directors and executive officers, including their ownership of Digital Courier Technologies, Inc. common stock, will be contained in Digital Courier Technologies, Inc.'s definitive proxy statement relating to the meeting.